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                                                                   EXHIBIT 10.45

                                 AMENDMENT NO. 7

                        SERVICE CORPORATION INTERNATIONAL

                          EMPLOYEE STOCK PURCHASE PLAN


         This Amendment is executed by Service Corporation International (the "Company") effective as of December 17, 2001.


                                   WITNESSETH

         WHEREAS, the Company executed the Service Corporation International Stock Purchase Plan on August 22, 1979, Amendment No. 1 thereto on June 5, 1981, Amendment No. 2 thereto on October 19, 1988, Amendment No. 3 thereto on June 19, 1990, Amendment No. 4 thereto on December 21, 1993, Amendment No. 5 thereto on January 1, 2000, and Amendment No. 6 thereto on July 31, 2001 (as amended, the "Plan"), which continues in force and effect, and is made a part hereof by reference; and

         WHEREAS, Merrill Lynch, Pierce, Fenner & Smith has assigned its obligations to administer the Plan for those Employees of a U.S. Employing Company to Computershare, Ltd. ("Computershare");

         NOW, THEREFORE, in consideration of the premises, the Company hereby amends the Plan in the following respect:

         1. Section 1.11 of the Plan is hereby amended and restated as follows:

         "1.11 Computershare or Fastrak: Computershare, Ltd. and Fastrak Systems Inc., the companies through which the Plan is administered as herein provided. Computershare, Ltd. serves as Plan administrator for those Employees of a U.S. Employing Company. Fastrak Systems Inc. serves as Plan administrator for those Employees of a Canadian Employing Company. References to Computershare or Fastrak shall be applied as the context requires."

         2. All references in the Plan to "Merrill Lynch/Fastrak" are hereby amended to state "Computershare or Fastrak".


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        IN WITNESS WHEREOF, the Company has executed this Amendment to the Plan effective as of December 17, 2001.


                                    SERVICE CORPORATION INTERNATIONAL


                                    By: /s/ JAMES M. SHELGER
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                                    Title: Senior Vice-President
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